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                             AIM ADVISOR FLEX FUND
                      AIM ADVISOR INTERATIONAL VALUE FUND
                        AIM ADVISOR LARGE CAP VALUE FUND
                          AIM ADVISOR REAL ESTATE FUND

                       Supplement dated January 24, 2000
         to the Statement of Additional Information dated May 3, 1999, as revised July 1, 1999 and supplemented October 1, 1999


This supplement supercedes and replaces in its entirety the supplement dated October 1, 1999.


The section entitled "ALLOCATION OF PORTFOLIO TRANSACTIONS" appearing under the heading "PORTFOLIO TRANSACTIONS AND BROKERAGE" on Page 53 of the Statement of Additional Information is deleted in its entirety.

The third paragraph appearing under the heading entitled "PERFORMANCE INFORMATION" on Page 55 of the Statement of Additional Information is deleted in its entirety.